CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.1

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE OF PAGES
1	2
2. CONTRACT (Proc. Inst. Ident.) No. HHS010020180015C	3. EFFECTIVE DATE 07/12/2018	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. OS220801
5. ISSUED BYCODE	ASPR-BARDA	6 ADMINISTERED BY (if other than Item 5)CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515

7. NAME AND ADDRESS OF CONTRACTOR (No., Street, City, Country, State and Zip Code)

SPERO THERAPEUTICS INC 1526344

Attn:  [***]

SPERO THERAPEUTICS, INC.675 M

675 MASSACHUSETTS AVE 14TH FLR

CAMBRIDGE MA 021393309

8. DELIVERY ☐ FOB ORIGIN☒ OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT
10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	ITEM
CODE 152344	FACILITY CODE
11. SHIP TO/MARK FORCODE	HHS/OS/ASPR	12. PAYMENT WILL BE MADE BYCODE	PSC
HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201	PSC
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C. 2304 (C) ( ) ☐ 41 U.S.C. 253 (C) ( )	14. ACCOUNTING AND APPROPRIATION DATA 2018.1992018.25106
15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
Continued
15G. TOTAL AMOUNT OF CONTRACT	$15,658,035.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGES(S)	(X)	SEC.	DESCRIPTION	PAGES(S)
PART I – THE SCHEDULE	PART II – CONTRACT CLAUSES
A	SOLICITATION/CONTRACT FORM	I	CONTRACT CLAUSES
B	SUPPLIES OR SERVICES AND PRICES/COSTS	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
C	DESCRIPTION/SPECS/WORK STATEMENT	J	LIST OF ATTACHMENTS
D	PACKAGING AND MARKING	PART IV – REPRESENTATIONS AND INSTRUCTIONS
E	INSPECTION AND ACCEPTANCE	K	REPRESENTATIONS, CERTIFICATIONS AND
F	DELIVERIES OR PERFORMANCE	OTHER STATEMENTS OF OFFERORS
G	CONTRACT ADMINISTRATION DATA	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
H	SPECIAL CONTRACT REQUIREMENTS	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

17. ☐ CONTRACTORS NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ______ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)

18. ☒ SEALED-BID AWARD (Contractor is not required to sign this document.)  Your bid on Solicitation Number  ________________________________________________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items ilisted above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your bid, and (b) this award/contract.
No further contractual document is necessary.  (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print) Ankit Mahadevia, M.D. President & Chief Operating Officer, Spero Therapeutics, Inc.		20A. NAME OF CONTRACTING OFFICER [***]
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED 12 July 2018
AUTHORIZED FOR LOCAL REPRODUCTIONSTANDARD FORM 26 (Rev. 5/2011) Previous edition is NOT usablePrescribed by GSA-FAR (48 CFR) 53.214(a)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS0100201800015C			PAGE	Of
				2	2
NAME OF OFFEROR OR CONTRACTOR SPERO THERAPEUTICS INC 1526344
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
1	Tax ID Number: 46-4590683 DUNS Number: 080161535 Delivery: 05/27/2018 Appr. Yr.: 2018 CAN: 1992018 Object Class: 25106 FOB: Destination Period of Performance: 07/12/2018 to 06/30/2021 ASPR-18-02731 -- Spero Therapeutics - Base Year funding to advance the development of SPR994 for the treatment of Drug Restraint Gram-negative Bacterial Infections Obligated Amount:$15,658,035.00				15,658,035.00
AUTHORIZED FOR LOCAL REPRO					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONTRACT TABLE OF CONTENTS

PART I – THE SCHEDULE1

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS1

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT9

SECTION D – PACKAGING, MARKING, AND SHIPPING11

SECTION E – INSPECTION AND ACCEPTANCE12

SECTION F – DELIVERIES OR PERFORMANCE14

SECTION G - CONTRACT ADMINISTRATION DATA32

SECTION H - SPECIAL CONTRACT REQUIREMENTS41

PART II - CONTRACT CLAUSES64

SECTION I - CONTRACT CLAUSES64

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS72

SECTION J - LIST OF ATTACHMENTS72

PART IV - REPRESENTATIONS AND INSTRUCTIONS73

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS73

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

Spero Therapeutics intends to advance the development of SPR994 an extended release oral tablet formulation for use in adults to treat complicated urinary tract infections (cUTIs), including those caused by drug resistant bacteria. Key activities under this contract include further in vitro and in vivo characterization, antibiotic susceptibility test development, surveillance and PK studies, active pharmaceutical ingredient (API) and drug product (DP) registration and validation batch production as well as production of clinical trial material. To support the biodefense use of SPR994, Spero will conduct a [***] study and [***] study.

The Research and Development (R&D) effort will progress in specific phases that cover a base period of performance Contract Line Item (CLIN) 0001 followed by two option period segments (CLINs 0002 and 0003) as specified in this contract. The base period (CLIN0001) will pursue the preclinical efficacy studies and other activities required under the New Drug Application submission as well as manufacturing activities to supply the clinical program. T h e two option period segments (CLINs 0002 and 0003) will pursue the further characterization of the in vitro profile of SPR994 against target pathogens of interest and conduct clinical studies to support use of SPR994 in a pneumonic indication. Work performed during the period of performance constitutes an independent, non-severable discrete work segment that cannot be subdivided for separate performance and is necessary to support the R&D tasks related to the assay. The non-severable, discrete work segment constitutes an entire job (discrete requirement) which shall contain multiple R&D activities that when reviewed in total shall satisfy a defined end-product. The non-severable work segment will be fully funded from an appropriation source that is current at the time the work under such segment will be authorized to begin.

The Government has determined a Bona Fide Need for the non-severable discrete work segment which will conclude upon the completion of a defined task(s) that provides independent merit and value to the Government. The Contractor’s success in completing the required tasks under each work segment shall be demonstrated through the submission and approval of the Deliverables and Milestones specified under Article F of this contract. Those deliverables will support the GO/NO GO Contract Milestones and Decision Gates specified therein.

The base and option period segments are event driven work segments rather than time driven CLINs. The funds for each independent, non-severable discrete work segment (requirement), regardless of duration, shall only be used for the scope of work covered in each discrete work segment (i.e., the base period work segment and each option work segment). The periods of performance listed under each of the CLINs under Article B.2 and Article B.3 below are estimated time periods. Those individual time periods may be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

extended to complete the tasks required under each work segment. It is possible that more than one option segment (requirement), may be exercised at one time and that individual CLINs may overlap and/or proceed concurrently.

ARTICLE B.2. ESTIMATED COST

1.	CLIN 0001 (the base period segment) is a cost sharing CLIN. Money shall be provided for the total cost of performance from the Department of Health and Human Services and the Contractor.
2.

The Government shall provide money for the base period segment (CLIN 0001) in an amount not to exceed $15,658,035. The Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.

The contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records-Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

3.

Direct costs contributed by the contractor in the amount of $[***] shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The contractor shall report the organization’s share of the direct costs expended by category, on the Financial Report, as referenced in the CONTRACT FINANCIAL REPORT Article in SECTION G of this contract.

4.	It is estimated that the amount currently allotted will cover performance of the contract through 30 June 2021 (see chart below).

CLIN	Period of Performance	Supplies/Services	USG NTE Cost	Spero Cost Share	Total Cost
0001	12 July 2018 - 30 June 2021	[***]	$15,658,035 ([***]%)	$[***] ([***]%) (Indirects)	$[***]

ARTICLE B.3. OPTION PRICES

Pursuant to FAR 52.217-9, Option to Extend the Term of the Contract (Mar 2000), set forth in full in ARTICLE I.2 of this Contract, the Government may, by unilateral contract modification, require the Contractor to perform discrete portions of additional work as

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

specified in the Statement of Work. If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires.

Unless the Government exercises one or more optional CLINs, the contract consists only of the base work specified in the Statement of Work as defined in SECTIONS C and F, with estimated costs set forth in ARTICLE B.2 of the contract.

CLINs 0002 and 0003 are cost-sharing CLINs.

The Government not to exceed cost and contractor cost share specified below will be applicable in the event that the Government exercises Option 1 and/or Option 2.

CLIN	Opt.	Period of Performance	Supplies/Services	USG NTE Cost	Spero Cost Share	Total Cost
0002	1	15 November 2019 - 30 September 2021	[***]	$13,608,722 ([***]%)	$[***] ([***]%) (Indirects)	$[***]
0003	2	15 August 2020 - 31 March 2023	[***]	$14,946,495 ([***]%)	$[***] ([***]%) (Indirects)	$[***]

ARTICLE B.4. LIMITATIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses and unless authorized in writing by the Contracting Officer (CO), the cost of the following items or activities shall be unallowable as direct costs:

1)	Acquisition, by purchase or lease, of any interest in real property;
2)	Special rearrangement or alteration of facilities;
3)	Accountable Government Property (see the HHS Contracting Guide for Control for Government Property incorporated by ARTICLE G.10. of this contract);

Note: this includes the lease or purchase of any item of general purpose office furniture or office equipment regardless of dollar value.

4)	Purchase or lease of scientific instruments or equipment over $3,500;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5)	Unapproved travel in excess of the dollar amounts specified under subparagraph b.1 below;
6)	Travel to attend general scientific meetings/conferences;
7)	Printing Costs (as defined in the Government Printing and Binding Regulations);
8)	Overtime (premium) compensation;
9)	Entering into certain types of subcontract of arrangements (See Article B.4(c) for specific obligations). Note that most consulting agreements require CO’s written consent;
10)	Foreign Travel (see Subparagraph b.3);
11)	Patient care costs;
12)

Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the CO, at least six (6) weeks in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meetings, Food and Promotional Items and Printing and Publications.” The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

b.Travel Costs

1.

Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the base period (CLIN 0001) shall not exceed $[***] without the prior written approval of the CO. The contractor shall notify the CO in writing when travel expenditures have exceeded [***]% ($[***]) of the base period travel expenses. Costs must be consistent with Federal Acquisition Regulations (FAR) 52.247-63 – Preference for U.S. Air Flag carriers.

2.

Subject to the annual dollar limitation specified under B.4.b.1. above, the contactor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulation (FAR) 31.2 – Contracts with Commercial Organizations, Subsection 31.205¬46, Travel Costs.

3.	If foreign travel is necessary, a Contracting Officer Authorization (COA) will be required. Expenditures for foreign travel (transportation, lodging, subsistence, and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

incidental expenses) incurred in direct performance of this contract shall not exceed the amount specified in each approved COA, without the prior written approval of the CO.

Requests for foreign travel must be submitted at least four weeks in advance and shall contain the following:

(a)	meeting(s) and place(s) to be visited, with costs and dates;
(b)	name(s) and title(s) of contractor personnel to travel and their functions in the contract project;
(c)	contract purposes to be served by the travel;
(d)	how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of ASPR contract funds;
(e)	how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and
(f)	what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a.Man-in-Plant

With seven (7) days advance notice to the contractor in writing from the CO, the Government may place a man-in-plant in the contractor’s facility, who shall be subject to the contractor’s policies and procedures regarding security and facility access at all times while in the contractor’s facility. The Government’s representative shall be provided reasonable access, during normal business hours, of the production areas being utilized in performance on the Contract. As determined by federal law, no Government representative shall publish, divulge, disclose, or make known in any manner, or to any extent not authorized by law, any information coming to him in the course of employment or official duties, while stationed in a contractor plant.

b.Security

No Security Plan is required at this point for this effort. It is anticipated that a security waiver will be approved.

c.Subcontracts

Prior written consent from the CO in the form of Contracting Officer Authorization (COA) is required for any subcontract that:

•	Is of the cost-reimbursement type; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

•	Is Fixed-Price and exceeds $150,000 or 5% of the total estimated cost of the Contract, whichever value is greater.

The CO shall request appropriate supporting documentation in order to review and determine authorization, pursuant with FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the CO, the contractor shall provide a copy of the signed, executed subcontract and consulting agreement to the CO.

Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Article.

d.Confidential Treatment of Sensitive Information

As a supplement to Section H.20 of the contract, the contractor shall guarantee strict confidentiality of any information/data of a sensitive nature that is provided to the contractor by the Government during the performance of the contract. The Government has determined that the information/data that the contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the contractor receives prior written approval from the CO.

Whenever the contractor is uncertain with regard to the proper handling of information/data under the contract, the contractor shall obtain a written determination from the CO (see also HHSAR clause 352.224-71).

Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the contractor for purposes of this contract if such information/data: (a) was already known to the contractor at or prior to the time of its disclosure to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the contractor through no fault of the contractor; (d) was disclosed to the contractor, other than under an obligation of confidentiality or non-use, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

The contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is: (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

competent jurisdiction; provided, however, that the contractor shall first have given notice to the Government and give the Government a reasonable opportunity to quash such order and to obtain a protective order requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) otherwise required by law, in the opinion of legal counsel to the Contractor as expressed in an opinion letter in form and substance reasonably satisfactory to the Government, which shall be provided to the Government at least two (2) business days prior to the contractor’s disclosure of the information/data; or (c) made by the contractor to the regulatory authorities as required in connection with any filing, application or request for regulatory approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information/data.

e.Sharing of contract deliverables within United States Government (USG)

In an effort to build a robust medical countermeasure pipeline through increased collaboration, BARDA may share technical deliverables set forth in Article F.2 with Government entities responsible for Medical Countermeasure Development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio’s Portfolio Advisory Committee (PAC) Charter, Technology Transfer Agreements (TTA) between BARDA and the Defense Threat Reduction Agency, Centers for Disease Control and Prevention (CDC), Food and Drug Administration (FDA) and the National Institute of Allergies and Infectious Diseases (NIAID), BARDA may share technical deliverables set forth in Article F.2 with colleagues within the Integrated Portfolio. This provision applies to all deliverables and data developed during performance including deliverables and data paid for by the Contractor under the cost sharing arrangement all exercised CLINs herein. This advance understanding does not authorize BARDA to share financial information outside HHS. The Contractor is advised to review the terms of FAR Clause 52.227-14 regarding the Government’s rights to deliverables submitted during performance as well as the Government’s rights to data contained within those deliverables.

f.Overtime Compensation

No overtime (premium) compensation is authorized under the subject contract.

g.Intellectual Property

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

BARDA agrees that all data furnished under the Contract marked with the “limited rights” legend contained in FAR 52.227-14 Alternate II shall be treated in accordance with all “limited rights” restrictions and protections described in FAR 52.227-14 Alternate II.

BARDA shall not disclose or use any data marked with the “limited rights” legend for any purpose except as specifically authorized by the “limited rights” provision in FAR 52.227-14 Alternate II, or by any express license agreement between the Government, Spero and if necessary a third party. BARDA further agrees to take all steps necessary to ensure that no other party obtains any rights in or access to Spero’s intellectual property that is marked with the “limited rights” legend.

h.Invoice Submission during end of Fiscal Year

The government will not accept invoices for processing from September 6th through October 5th because of end of year fiscal requirements. Any invoices received from September 6th through October 5th will be canceled and returned to the Contractor for resubmission beginning on October 6th.

i.	Sharing of Draft and Final Study Protocols, Top Line Data, and Final Study Reports for Studies

The Contractor shall provide the COR/CO with electronic copies of the draft and final study protocols, top line data, and final study reports for the following studies. These documents shall be delivered within 5 business days of their finalization or, if already finalized at time of contract award, within 10 business days of contract award.

•	[***]
•	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1.  STATEMENT OF WORK

Independently and not as an agent of the Government, the contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work attached to this contract as Attachment 1 (SECTION J-List of Attachments).

ARTICLE C.2.  REPORTING REQUIREMENTS

Refer to ARTICLE F.2. for specific instructions regarding Reporting Requirements.

ARTICLE C.3.  PROJECT MEETING CONFERENCE CALLS

A teleconference call between the COR and the Contractor’s Program Manager shall occur bi-weekly (every two weeks), or at the discretion of the Government. During this call, the Program Manager will discuss the activities during the reporting period, any problems that have arisen, and the activities planned for the ensuing reporting period. The Contractor’s Program Manager may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the COR.

Contractor will be responsible for preparing an agenda for the conference call and providing it to the Government no later than 2 business days prior to the scheduled conference call.

ARTICLE C.4.  PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may include face-to-face meetings with BARDA and AMCG in Washington, D.C. and at work sites of the contractor. Such meetings may include, but are not limited to, meetings of the contractor (and subcontractors invited by the contractor) to discuss study designs, site visits to the contractor’s and subcontractor’s facilities, and meetings with the contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for contractor confidential or proprietary data) and USG personnel as required by the Contracting Officer’s Technical Representative in order to facilitate review of contract activities.

a.Kickoff Meeting

The contractor shall complete a Kickoff meeting within 30 days after contract award. The contractor shall provide an itinerary/agenda no later than 5 business days before meeting.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

b.Quarterly and Ad-Hoc Meetings

At the discretion of the CO/COR, the contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may include teleconferences or face-to-face meetings with BARDA/AMCG in Washington, D.C. or at work sites of the contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the contractor’s and subcontractor’s facilities, and meetings with the contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for contractor’s confidential or proprietary data) and Government personnel as required by the COR, giving reasonable prior notice of such requirement to Contractor, in order to facilitate review of contract activities.

The contractor shall provide itinerary/agenda at least 5 business days in advance of face-to-face meeting.

c.Face-to-Face Project Review Meetings

The contractor shall, at a time to be determined later, present a comprehensive review of contract progress to date in a face-to-face meeting in Washington, DC. The contractor will be responsible for updating BARDA program on technical progress under the Statement of Work. Presentation must be delivered seven (7) business days prior to the scheduled meeting.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION D – PACKAGING, MARKING, AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Section F. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall make reasonable efforts to ensure that all required materials shall be delivered in immediate usable and acceptable condition

Unless otherwise specified by the CO, delivery of reports to be furnished to the USG under this contract (including invoices) shall be delivered to AMCG and BARDA electronically along with a concurrent email notification to the CO, Contract Specialist, and COR (as defined in SECTION F.3. ELECTRONIC SUBMISSION) summarizing the electronic delivery.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION E – INSPECTION AND ACCEPTANCE

ARTICLE E.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the CO will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: https://www.acquisition.gov/FAR/.  HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html.

FAR ClauseTitle and Date

52.246-9Inspection of Research and Development (Short Form) (Apr 1984)

ARTICLE E.2.  DESIGNATION OF GOVERNMENT PERSONNEL

For the purpose of this SECTION E, the designated COR is the authorized representative of the CO. The COR will assist in resolving technical issues that arise during performance. The COR however, is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance, or authorize reimbursement of any costs incurred during performance.

ARTICLE E.3.  INSPECTION, ACCEPTANCE AND CONTRACT MONITORING

Inspection and acceptance of the materials services and documentation called for herein shall be accomplished by the CO or a duly authorized representative.

Inspection and acceptance will be performed at:

DHHS/OS/ASPR/AMCG

Room 11J14 – O’Neill House Office Building

Washington, DC 20515

a.Site Visits and Inspections

At the discretion of the USG and independent of activities conducted by the contractor, with 48 hours’ notice to the contractor, the USG reserves the right to conduct reasonable site visits of facilities utilized by contractor in performance under the contract and inspections on an as needed basis, including collection of product samples and intermediates held at the location of the contractor, or subcontractor, provided any site visit or inspection shall not cause disruption to ongoing manufacturing and/or business operations of the contractor.  All product samples and intermediates collected by the Government shall subsequently be destroyed or returned to Contractor at the Contractor’s discretion.  All costs reasonably incurred by the Contractor and subcontractor for such visit and/or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

inspection shall be allowable costs subject to the Allowable cost requirements in FAR Subpart 31.2.  The Contractor shall coordinate these visits and shall have the opportunity to accompany the USG on any such visits.  Under time-sensitive or critical situations, the USG reserves the right to suspend the 48 hour notice to the Contractor.  The areas included under the site visit: security, regulatory and quality systems, manufacturing processes and cGMP/GLP/GCP compliance as related to activities funded under this contract.

If the USG, Contractor, or other party identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the USG for review and acceptance:

•	If issues are identified during the audit, the Contractor shall submit a report to the CO and COR within ten (10) business days detailing the finding and corrective action(s) of the audit.
•	COR and CO will review the report and provide a response to the Contractor within ten (10) business days.
•	Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION F – DELIVERIES OR PERFORMANCE

ARTICLE F.1.  ESTIMATED PERIOD OF PERFORMANCE

The estimated period of performance for this contract shall be consistent with the dates set forth in the base period CLIN 0001 and set forth in ARTICLE B.2.  If the Government exercises its Option(s) pursuant to the Option Clause in ARTICLE I.3 of the contract, the period of performance shall be increased as shown in the table in Article B.3.

ARTICLE F.2.  DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work dated 28 March 2018, set forth in SECTION J - List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the CO, of each of the deliverables described in SECTION C, SECTION F, and SECTION J.

All deliverables and reporting documents listed within this section shall be delivered electronically (as defined in SECTION F.3.  ELECTRONIC SUBMISSION) to the CO, CS, and the COR unless otherwise specified by the CO.

a.Summary of Contract Deliverables

Unless otherwise specified by the CO, the deliverables identified in this SECTION F shall also be delivered electronically to the designated eRoom along with a concurrent email notification sent to the CO, CS, COR, and Alternate COR stating delivery has been made.

All paper/hardcopy documents/reports submitted under this contract shall be printed or copied, double-sided, on at least 30 percent post-consumer fiber paper, whenever practicable, in accordance with FAR 4.302(b).  Hard copies of deliverables and reports furnished to the USG under the resultant Contract (including invoices) shall be addressed as follows:

HHS/ASPR/AMCG:

ATTN: [***] (Contracting Officer)

HHS/OS/ASPR/AMCG

O’Neill House Office Building

200 C St SW

Washington, DC 20515

Email: [***]

HHS/ASPR/BARDA:

ATTN: [***] (Contracting Officer Representative)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

HHS/OS/ASPR/BARDA

O’Neill House Office Building

200 C St SW

Washington, DC 20515

Email: [***]

1.	Summary of Contract Deliverables-Unless otherwise stated, each deliverable in the table below shall be provided as one (1) electronic copy to the COR, CS, and CO as set forth in SECTION D.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
01	Kickoff Meeting	The Contractor shall complete a Kickoff meeting after contract award

•Within a month of contract award.

•Contractor shall provide itinerary and agenda at least 5 business days in advance of site visit.

•COR approves and distributes itinerary and agenda within 3 business days.

•Contractor provides meeting minutes to COR within 5 business days after the meeting.

•COR reviews, comments, and approves minutes within 10 business days.

02	Quarterly Meetings

The Contractor shall hold recurring teleconference or face- to-face Program Review Meetings approximately every third month either in Washington D.C. or at work sites of the Contractor or subcontractors.  The meetings will be used to discuss contract progress in relation to the Program Management deliverables described below as well as study designs, technical, regulatory, and ethical aspects of the program.

•Contractor shall provide itinerary and agenda at least 5 business days in advance of site visit

•COR approves and distributes itinerary and agenda within 3 business days.

•Contractor provides meeting minutes to COR within 5 business days after the meeting.

•COR reviews, comments, and approves minutes within 10 business days.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
03	Biweekly Teleconference Meetings	The Contractor shall participate in teleconferences every two weeks with BARDA to discuss the performance of the contract.

•Contractor provides agenda to COR no later than 2 business days in advance of meeting.

•COR approves and distributes agenda prior to meeting.

•Contractor provides meeting minutes to COR within 5 business days following the meeting.

•COR reviews, comments, and approves minutes within 10 business days following the meeting.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
04 (Monthly) 05 (Annual)	Monthly & Annual Technical Progress Reports

The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the Work Breakdown Structure (WBS), Statement of Work (SOW), Integrated Master Schedule (IMS) and Contract Performance Report (CPR).

1.An Executive Summary highlighting the progress, issues and relevant manufacturing, non-clinical, clinical and regulatory activities.  The Executive Summary should highlight only critical issues for that reporting period and resolution approach; limited to 2-3 pages.

2.Progress in meeting contract milestones – broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions.  The reports shall detail the planned and actual progress during the period covered, explaining occurrences of any differences between the two and the corrective steps.

3.The reports shall also include a three-month rolling forecast of the key planned activities, referencing the WBS/IMS.

4.A tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps.

5.Estimated and Actual Expenses.

6.This report shall also contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date.  Monthly and actual expenses should be broken down to the appropriate WBS level.  This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

•Monthly Reports shall be submitted on the 20th day of the month after the end of each month with an Annual Report submitted on the 30th calendar day of the final month of each contract year for the previous twelve calendar months.  Monthly progress reports are not required for the periods when the Annual Report(s) and Final Report are due.  The COR and CO will review the monthly reports with the Contractor and provide feedback.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
06	Risk Management Plan

The Contractor shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives.  The plan shall include risk mitigation strategies.  Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule, and performance.

•Due within 90 days of contract award.

•Contractor provides updated Risk Management Plan in Monthly Progress Report.

•The COR shall provide the contractor with a written list of concerns in response plan submitted.

•Contractor must address in writing, all concerns raised by the COR within 20 business days of contractor’s receipt of the COR’s concerns.

07	Incident Report	Contractor shall communicate and document all critical programmatic concerns, risks, or potential risks with the COR or CO.

•Due within 48 hours of activity or incident or within 24 hours for a security activity or incident.

•Email or telephone with written follow-up to COR and CO.

•Additional updates due to COR and CO within 48 hours of additional developments.

•Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

•If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by CO/COR within 5 business days of receiving such concerns in writing

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
08	Draft and Final Reports for Clinical and Non-Clinical Studies	Contractor shall provide Draft and Final Clinical/Non-Clinical Study Reports to the COR and CO for review and comment.

•Draft report due within 45 calendar days after completion of analysis and at least 15 business days prior to submission to FDA.

•Subcontractor prepared reports received by the Contractor shall be submitted to the COR comment no later than 5 business days after receipt by Contractor.

•The Government will provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies within 15 business days after the submission.

•Final report due 30 calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies.  If corrective action is recommended, Contractor must address, in writing, all concerns raised by the CO and COR in writing.

•Contractor shall consider revising reports to address CO/COR’s recommendations prior to FDA submission.

•Final FDA submissions shall be provided to CO/COR concurrently or no later than 1 business day after submission to the FDA.

09	Standard Operating Procedures	The Contractor shall make internal and, to the extent possible, subcontractor Standard Operating Procedures (SOPs) specific to SPR 994 (oral carbapenem) available for review electronically.	Upon request from the COR/CO.
10	Manufacturing Campaign Reports

Contractor shall provide

Manufacturing Campaign Reports specific to SPR 994 (oral carbapenem) to the COR and CO for review and comment prior to submission to FDA.

The COR and CO reserve the right to request within the period of performance a non-proprietary Manufacturing Campaign Report specific SPR 994 (oral carbapenem) for distribution within the USG.

•Contractor shall submit Manufacturing Campaign Reports at least 15 business days prior to FDA submission.

•If corrective action is recommended, Contractor must address, in writing, all concerns raised by CO/COR in writing.

•Contractor shall consider revising reports to address CO/COR’s concerns and/or recommendations prior to FDA submission.

•Final FDA submission shall be submitted to CO/COR’s concurrently or no later than 1 business day after submission to the FDA.

11	FDA Correspondence

The Contractor shall memorialize any correspondence between Contractor and FDA specific to SPR 994 (oral carbapenem) and submit to the CO and COR.  All documents shall be duly marked as either “Draft” or “Final”.

•Contractor shall provide written summary of any FDA correspondence within 5 business days of correspondence.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
12	FDA Meetings

The Contractor shall forward the SPR 994 (oral carbapenem) dates and times of any meeting with the FDA to the CO and COR and make arrangements for appropriate BARDA staff to attend the FDA meetings.  BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

•Contractor shall notify CO/COR of upcoming FDA meeting within 24 hours of scheduling Type A, B or C meetings OR within 24 hours of meeting occurrence for ad hoc meetings.

•The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within 5 business days of receipt.  All documents shall be duly marked as either “Draft” or “Final”.

13	FDA Submissions

The Contractor shall provide the COR the opportunity to review and comment upon all draft submissions specific to the SPR 994 (oral carbapenem) before submission to the FDA.  Contractor shall provide the COR with an electronic copy of the final FDA submission.  All documents shall be duly marked as either “Draft” or “Final”.

•Contractor shall submit draft FDA submissions to the COR and CO at least 15 business days prior to FDA submission.

•CO/COR will provide feedback to Contractor within 10 business days of receipt.

•If corrective action is recommended, the Contractor must address, in writing, its consideration of all concerns raised by the CO/COR.

•The Contractor shall consider revising their documents to address CO/COR’s concerns and/or recommendations prior to FDA submission.

•Final FDA submissions shall be submitted to CO/COR concurrently or no later than 1 calendar day of its submission to CDER.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
14	FDA Audits

In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR).  The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA.  The Contractor shall also provide redacted copies of any FDA audit reports received from subcontractors that occur as a result of this contract or for this product.  The Contractor shall provide the opportunity for COR/CO representative(s) to be present during the final debrief by the regulatory inspector of Contractor facilities.

•Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 48 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.

•Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA or third party.

•Within 15 business days of audit report of Contractor facilities, Contractor shall provide CO and COR with a plan for addressing areas of nonconformance, if any are identified.

15	QA Audit Reports

The Government reserves the right to participate in QA audits subject to reasonable advance notice provided to the Contractor.  Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor.  If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to the CO and COR.  The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

•Contractor shall notify CO and COR 10 days in advance of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

•Contractor shall notify the COR and CO within 5 business days of report completion.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
16	BARDA Audit

Contractor shall accommodate periodic or ad hoc site visits by BARDA subject to reasonable advance notice provided to the Contractor.  If BARDA, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the CO and COR.

•If issues are identified during the audit, Contractor shall submit a report to the CO and COR detailing the finding and corrective action(s) within 10 business days of the audit.

•COR and CO will review the report and provide a response to the Contractor with 10 business days.

•Once corrective action is completed, the Contractor will provide a final report to BARDA.

17	Technical Documents

Upon request, Contractor shall provide CO and COR with deliverables from the following contract funded activities: Process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports.  The CO and COR reserve the right to request within the period of performance a non-proprietary technical document for distribution within the Government.

•Contractor shall provide technical document within 10 business days of CO or COR request.  Contractor can request additional time on an as needed basis.

•If corrective action is recommended, the Contractor must address, in writing, concerns raised by the CO and COR in writing.

18	Animal Model or Other Technology Transfer Package	Contractor shall provide Animal Model or Other Technology Transfer Package relevant data.	•Contractor shall provide data within 10 business days of COR or CO request.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
19	Raw Data or Data Analysis	Contractor shall provide raw data or data analysis to the CO and COR upon request.	•Contractor shall provide data or data analysis to CO and COR within 20 business days of request.
20	Product Transition Strategy

Contractor shall provide a 2-4 page summary document containing a Product Transition Strategy to support transition of the product(s) prior to end of the base period of performance.  The Product Transition Strategy should provide a strategic plan for further development and/or stockpiling of the product.  The transition strategy shall provide options and/or a specific approach for the transition of MCM product for further development, procurement, approval and/or stockpile.

•Contractor shall provide a Product Transition Strategy to support transition of the product(s) 90 days prior to the end of the base period of performance as addendum to the Final Technical Progress Report.

21	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to the CO and COR for review prior to submission.

•Contractor must submit all manuscript or scientific meeting abstract to PO and CO within 30 business days for manuscripts and 15 business days for abstracts.

•Contractor must address in writing all concerns raised by the CO/COR in writing.

•Final submissions shall be submitted to the CO/COR concurrently or no later than one (1) calendar day of its submission.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
22	Press Releases	Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

•With the exception of ad-hoc press releases required by applicable law or regulations, Contractor shall ensure that the CO has received and approved an advanced copy of any press release to this contract not less than 2 business days prior to the issuance of the press release.

•If corrective action is required, the Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

•Any final press releases shall be submitted to the CO/COR no later than 1 (one) calendar day prior to its release.

23	Draft and Final Technical Progress Report

A Draft Final Technical Progress Report containing a summation of the work performed and the results obtained for the entire contract period of performance.  The draft report shall be duly marked as ‘Draft’.

The Final Technical Progress Report incorporating feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract period of performance.  The final report shall document the results of the entire contract.  This report shall be in sufficient detail to fully describe the progress achieved under all milestones.  The final report shall be duly marked as ‘Final’.

•Contractor shall provide a draft Technical Progress Report 75 calendar days before the end of the period of performance and the Final Technical Progress Report on or before the completion date of the period of performance.

•Subcontractor prepared reports received by the contractor shall be submitted to the COR and CO for review and comment no later than 5 business days after receipt by the contractor.

•The COR will provide feedback on draft report within 15 calendar days of receipt, which the Contractor shall consider incorporating into the Final Report.

•The contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

24	Draft and Final Study Protocols	Contractor shall provide all Draft and Final Study Protocols to COR for evaluation.	•The Contractor will submit all proposed protocols to the CO and COR at least 10 business days prior to study start.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
25	Clinical Study Status Update

Contractor shall provide PO with a status update of clinical studies that are actively enrolling patients to include by study site:

cumulative enrollment; new enrollments; screen failures; patients dropped from study; AE and SAEs; activation or inactivation of study sites; investigator appointments or changes; and status of IRB/IEC review/approval/renewal.  Contractor will provide proposed format for BARDA PO review and approval.

•Update will be submitted by e-mail or other electronic format to be provided by CO and CO by the end of the 20th business day of each new month.

•Updates, to the extent they are available, will be presented during biweekly teleconferences.

•If no changes have occurred since the prior update only a simple statement that there is no new data required.

NOTE: Pursuant to federal law, no Government personnel shall publish, divulge, disclose, or otherwise make known to any non-government entity any Contractor data marked with the limited rights proprietary legend specified under FAR 52.227-14 Alt II (g)(3) , unless permitted to do so by law or regulation.

2.Detailed Description of Select Contract Deliverables

A.Monthly and Annual Progress Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with this Article F of this contract, and in the Statement of Work, attached to this contract (see SECTION J-List of Attachments).

i.Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report according to the dates set forth in the summary table (“Summary of Contract Deliverables”) under this article.  The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

The format should include:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

•

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

•	SECTION I – EXECUTIVE SUMMARY
•	SECTION II - PROGRESS
•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.
•

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc.  that have taken place during the reporting period.  Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).

•

SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget.  The report shall be in sufficient detail to explain comprehensively the results achieved.  The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract.  The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.

•	SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.
•	SECTION III: Estimated and Actual Expenses.

a. This section of the report shall contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date.  Monthly and actual expenses should be broken down to the appropriate WBS level.

b. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month.  If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

A Monthly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ii.Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered.  Monthly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due.  Furthermore, an Annual Progress Report will not be required for the period when the Final Report is due.  The first Annual Progress Report shall be submitted in accordance with the date set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract.  The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

Each Annual Progress Report shall include:

•

A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

•	SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period.
•	SECTION II: PROGRESS
•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.
•

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A high level summary of critical meetings, etc. that have taken place during the reporting period.  Include progress on administration and management to critical factors of the project (e.g. regulatory compliance audits and key personnel changes).

•

SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates outlined at the Integrated Baseline Review and as described in the Integrated Master Plan.  The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved.

•	SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period to include an updated Gantt Chart.
•	SECTION III: Estimated and Actual Expenses.

a. This section of the report shall contain a narrative or table detailing whether there were discrepancies between estimated and actual contract-funded expenses over the past year.  Actual expenses should be broken down to the appropriate WBS level.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

This section of the report should also contain estimates for outstanding costs for the previous year which may have been incurred, but not yet billed.

Contractor also should include the following in the Annual Progress Report:

1.	Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and
2.	A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11.

iii. Draft Final Report and Final Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance.  This report shall be in sufficient detail to describe comprehensively the results achieved.  The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract.  An Annual Progress Report will not be required for the period when the Final Report is due.  The Draft Final Report and the Final Report shall be submitted in accordance with the dates set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract.  The report shall conform to the following format:

1.	Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address and submission date.
2.

SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3.

SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

Draft Final Report: The Contractor is required to submit the Draft Final Report to the Contracting Officer’s Representative and Contracting Officer.  The Contracting Officer’s Representative and Contracting Officer will review the Draft Final Report and provide the Contractor with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

comments in accordance with the dates set forth in ARTICLE F.2. of this contract.

Final Report: The Contractor will deliver the final version of the Final Report on or before the completion date of the contract.  The final version shall include or address the COR’s and CO’s written comments on the draft report.  Final Report shall be submitted on or before the completion date of the contract.

iv.Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary of salient results achieved during the performance of the contract.

v.Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, GCP guidelines, the Contractor shall provide copies of the audit report (so long as received from the FDA) and a plan for addressing areas of nonconformance to FDA regulations and guidelines for GLP, GMP, or GCP guidelines as identified in the final audit report and as related to activities funded under this contract.

vi.Supplemental Technical Reports

The Government reserves the right to request within the Period of Performance a non-proprietary technical document for distribution within the USG. Contractor shall provide technical document within 10 business days of CO or COR request.  Contractor can request additional time on an as needed basis. If edits are recommended, the Contractor must address, in writing, concerns raised by the CO/COR in writing.

B.Deliverables Arising from FDA Correspondence

i.FDA Meetings

The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings.  BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

•	Contractor shall notify BARDA of upcoming FDA meeting within 24 hours of scheduling Type A, B or C meetings OR within 24 hours of meeting occurrence for ad hoc meetings.
•	The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

within 5 business days of receipt. All documents shall be duly marked as either “Draft” or “Final.”

ii.FDA Submissions

The Contractor shall provide the COR the opportunity to review and comment upon all draft submissions before submission to the FDA.  Contractor shall provide COR with an electronic copy of the final FDA submission.  All documents shall be duly marked as either “Draft” or “Final.”

•	The COR will provide feedback to Contractor within 10 business days of receipt.
•	If corrective action is recommended, the Contractor must take into consideration concerns raised by COR/CO. The COR/CO may request a response in writing for a specific concern prior to FDA submission.
•	Final FDA submissions shall be submitted to the COR concurrently or no later than 1 calendar day of their submission to FDA.

iii.FDA Audits

In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR) within five (5) business days after the Contractors receipt of those documents.  The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA.  The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product.  The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

•	The Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.
•

The Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA, Subcontractor, or third party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

•	Within 15 business days of audit report, the Contractor shall provide the CO with a plan for addressing areas of nonconformance, if any are identified.

iv.Other FDA Correspondence

The Contractor shall submit any formal correspondence between Contractor and FDA to COR and CO.  All documents shall be duly marked as either “Draft” or “Final.” Contractor shall provide copies of any formal FDA correspondence within 5 business days of correspondence.

ARTICLE F.3.  ELECTRONIC SUBMISSION

For electronic delivery, the Contractor shall upload documents to the appropriate folder on https://eroom.bardatools.hhs.gov/eRoom (“eRoom”) which is the designated USG file sharing system.  The USG shall provide two contractor representatives authorized log in access to the file share program.  Each representative must complete a mandatory training provided by the USG prior to gaining user access.  A notification email should be sent to the CO and COR upon electronic delivery of any documents.

ARTICLE F.4.  SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer.  A final invention statement (see FAR 27.303 (b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

Reports and documentation submitted to the Contracting Officer shall be sent to the address set forth in SECTION G – CONTRACT ADMINISTRATION DATA.

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1.  CONTRACTING OFFICER

The following Contracting Officers (CO) will represent the USG for the purpose of this contract:

[***]

HHS/OS/ASPR/AMCG

O’Neill House Office Building

200 C St SW

Washington, DC 20515

Email: [***]

1)

The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds.  No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)

The Contracting Officer is the only person with the authority to act as agent of the Government under this contract.  Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)

No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

4)	The Government may unilaterally change its CO designation, after which it will notify the Contractor in writing of such change.

ARTICLE G.2.  CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

[***]

HHS/OS/ASPR/BARDA

O’Neill House Office Building

200 C St SW

Washington, DC 20515

Email: [***]

The COR is responsible for:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1)	Monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements;
2)	Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements;
3)	Performing technical evaluation as required;
4)	Performing technical inspections and acceptances required by this contract; and
5)

Assisting in the resolution of technical problems encountered during performance.  The Government may unilaterally change its COR designation, after which it will notify Contractor in writing of such change.

ARTICLE G.3.  KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

	NAME	ORGANIZATION	TITLE
1	[***]	Spero	[***]
2	[***]	Spero	[***]
3	[***]	Spero	[***]
4	[***]	Spero	[***]
5	[***]	Spero	[***]

The key personnel specified in this contract are considered to be essential to work performance.  At least thirty (30) business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit a comprehensive justification (including a Curriculum Vitae for the recommendation replacement) for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract.  The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE G.4.  CONTRACT FINANCIAL REPORT

a.

Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor to the CO with a copy to the COR in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the 30th business day after the close of the reporting period.  The line entries for subdivisions of work and elements of cost (expenditure categories), which shall be reported within the total contract, are discussed in paragraph e., below.  Subsequent changes and/or additions in the line entries shall be made in writing.

b.	Unless otherwise stated in the instructions for completing this form, all columns A through J, shall be completed for each report submitted.
c.

The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month.  Thereafter, reports will be on a quarterly basis.

d.

The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports.  This clause does not supersede the record retention requirements in FAR Part 4.7.

e.

The listing of expenditure categories to be reported is incorporated as a part of this contract and can be found under SECTION J Attachment 3 entitled, “Financial Report of Individual Project/Contract”.

f.	The USG may unilaterally revise the “Financial Report of Individual Project/Contract” to reflect the allotment of additional funds.

ARTICLE G.5.  INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

Documents shall be delivered electronically to the Contracting Officer (CO), the Contracting Specialist (CS), the Contracting Officer’s Representative (COR) and PSC.  Unless otherwise specified by the Contracting Officer all deliverables and reports furnished to the Government under the resultant contract (including invoices) shall be addressed as follows:

[***] HHS/OS/ASPR/AMCG O’Neill House Office Building 200 C St SW Washington, DC 20515 Email: [***]	[***] HHS/OS/ASPR/BARDA O’Neill House Office Building 200 C St SW Washington, DC 20515 Email: [***]	psc_invoices@psc.hhs.gov And Designated e-room.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

a.	Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting.
b.	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the USG.
c.

The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the estimated costs for the base period.  (See estimated costs under Articles B.2) and the reasons for the variance.  These requirements are in addition to the specified requirements of FAR Clause 52.232-20, Limitation of Cost that is incorporated by reference under Article I.1 which states;

d.

The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy.  The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document Format (PDF).  Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number.

e.

An electronic copy of the payment request shall be uploaded into the designated eRoom (as defined in SECTION F.3 ELECTRONIC SUBMISSION) and an e-mail notification of the upload will be provided to the CO and COR.

f.	All invoice submissions shall be in accordance with FAR Clause 52.232-25, Prompt Payment (Oct 2008).
g.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget.

Limitation of Cost (Apr 1984)

(a)

The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule.  The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

(b)	The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that—
(1)

The costs the Contractor expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the estimated cost specified in the Schedule; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(2)	The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.
(c)	As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.
(d)	Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—
(1)

The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

(2)

The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract.  If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(e)

No notice, communication, or representation in any form other than that specified in paragraph (d)(2) of this clause, or from any person other than the Contracting Officer, shall affect this contract’s estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

(f)

If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

(g)	Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.
(h)

If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

a.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), and amount claimed.
b.	Fringe Benefits - Cite rate and amount
c.	Overhead - Cite rate and amount
d.	Materials & Supplies - Include detailed breakdown when total amount is over $3,500.
e.

Travel - Identify travelers, dates, destination, purpose of trip, and total breaking out amounts for transportation (plane, car etc), lodging, M&IE. Cite COA, if appropriate.  List separately, domestic travel, general scientific meeting travel, and foreign travel.

f.	Consultant Fees - Identify individuals, amounts and activities. Cite appropriate COA
g.	Subcontracts - Attach subcontractor invoice(s). Cite appropriate COA
h.	Equipment - Cite authorization and amount. Cite appropriate COA
i.	Other Direct Costs - Include detailed breakdown when total amount is over $3,500.
j.	G&A - Cite rate and amount.
k.	Total Cost (and applicable cost-shared ratio)
l.	Fee (if applicable)
m.	Total Cost Plus Fixed Fee

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the USG.  Nothing in this section discharges the Contractor’s responsibility to comply with any applicable FAR Parts 30 or 31 clauses’ relating to cost reimbursement subcontracts.  In order to verify allowability, further breakdown of costs may be requested at the USG’s discretion.  The Contractor shall subcontract with Firm Fixed Price Contracts to the maximum extent practicable.

Additional instructions and an invoice template are provided in Attachment 2, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost-Reimbursement Type Contracts.  All invoices must be signed by a representative of the Contractor authorized to certify listed charges are accurate and comply with government regulations.  Invoices should be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

submitted electronically (in accordance with ARTICLE F.3., (ELECTRONIC SUBMISSION) Only with signature.

If applicable, the Contractor shall convert any foreign currency amount(s) in the monthly invoice to U.S. dollars each month, on the 1st of the month, using the foreign exchange rate index published on www.federalreserve.gov.  Payment of invoices is subject to the U.S. dollar limits within the Total Estimated Cost of each active CLIN(s) in Section B under the contract.

ARTICLE G.6.  REIMBURSEMENT OF COST

1)

The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with FAR Clause 52.216-7, Allowable Cost and Payment incorporated by reference in Section I, Contract Clauses, of this contract, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a)	All direct materials and supplies that are used in performing the work provided for under the contract, including those purchased for subcontracts and purchase orders.
b)	All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.
c)	All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.
d)

Approved Travel costs (See Article B.4.b. above) including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

(i)

Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.
(iii)

Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE G.7.  INDIRECT COST RATE

The following contractor established provisional billing rates are incorporated into the contract, and will be utilized for billing purposes during the base period pending the establishment of final indirect cost rates for each fiscal year or until revised by the Contracting Officer in accordance with the provisions of FAR 42.705-1. FAR clause 52.216-7 will be utilized for billing purposes during the base period as a provisional indirect rate:

Spero Therapeutics
Rate Type	Rate	Allocation Base
Fringe Benefits	[***]%	Direct Labor Costs
Overhead	[***]%	Direct Labor & Fringe Costs
G&A	[***]%	Direct Labor, Fringe, Overhead, and Other Direct Costs

Use of the above provisional rates does not change any cost ceilings, contract obligations, or specific allowance or disallowance provided for in the contract.

Final rate proposals must be sent to the Contracting Officer, within 6 months subsequent to the fiscal year end.  (See also FAR Clause 52.216-7 incorporated herein).  Employees of any affiliate organization subsidiary of the Contractor shall be charged as per the labor rate schedule specified in Contractor’s business proposal.

ARTICLE G.8.  POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

1.Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work.  In addition to the final evaluation, an interim evaluation shall be submitted annually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation.  The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement.  If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

2.Electronic Access to Contractor Performance Evaluations

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://www.cpars.gov

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment.  In addition, the Contractor will be required to identify an alternate contact that will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

ARTICLE G.9.  CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

ARTICLE G.10.  GOVERNMENT PROPERTY

1.

In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated into this contract by reference.  This document can be accessed at:

http://www.hhs.gov/hhsmanuals/ (HHS Logistics Management Manual)

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

2.

Notwithstanding the provisions outlined in the HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated in this contract in paragraph 1. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee.  This form is attached to this contract (see SECTION J- List of Attachments).

3.	Title will vest in the Government for equipment purchased as a direct cost.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The Contractor, depending upon the nature of the work, is responsible for following the provisions below in conducting its own work under this contract.  The Contractor also is responsible for incorporating these provisions into any subcontract awarded, if applicable to the specific nature of the work in the subcontract.  Accordingly, those provisions shall be flowed-down as applicable.

ARTICLE H.1  CLINICAL AND NON-CLINICAL TERMS OF AWARD

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies.  Therefore, the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the COR evaluation and comment.  Approval by the COR is required before work under a protocol may begin.  The COR comments will be forwarded to the Contractor within ten (10) business days.  The Contractor must address, in writing, all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) noted by the COR.

If the draft protocols are to be submitted to the FDA, BARDA review shall occur before submission, pursuant to the terms set forth by ARTICLE F.2 of this contract.  The Contractor shall consider revising their protocols to address BARDA’s concerns and recommendations prior to FDA submission.  The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by ARTICLE F.2 of this contract.

Execution of clinical and non-clinical studies requires written authorization from the Government.  The USG will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol.

The Government shall have unlimited rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in the FAR clauses referenced in PART II of this contract.  The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form (e.g. redacted and /or abridged as necessary as reasonably determined by the Contractor) to ensure the Government has the ability to review and distribute the deliverables as the Government deems necessary.

Important information regarding performing human subject research is available at http://www3.niaid.nih.gov/healthscience/clinicalstudies/.

Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports.  The Contractor shall advise the Contracting Officer’s Representative or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

1.Non-Clinical Terms of Award

These Non-Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve non-clinical research.

a.Safety and Monitoring Issues

i.	PHS Policy on Humane Care and use of Laboratory Animals

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current Institutional Animal Care and Use Committees (IACUC) documentation of continuing review and approval and the Office of Laboratory Animal Welfare (OLAW) federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol.  They must also provide BARDA initial and annual documentation of continuing review and approval and federal wide assurance number.

The Contractor must ensure that the application, as well as all protocols, is reviewed by the performing institution’s IACUC.

To help ensure the safety of animals used in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.
•	All material changes in IACUC policies and procedures, identified by version number, date, and all required signatories (if applicable).
•	Termination or temporary suspension of the study(ies) for regulatory issues.
•	Termination or temporary suspension of the protocol.
•	Any change that is made in the specific IACUC approval for the indicated study(ies).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

•	Any other problems or issues that could affect the scientific integrity of the study(ies), i.e., fraud, misrepresentation, misappropriation of funds, etc.

The Contractor must notify the CO and COR of any of the above changes within five (5) working days from the time the Contractor becomes aware of such changes by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any.  See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii.	Non-Clinical Data and Safety Monitoring Requirements

BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics.  FDA expects non-clinical studies to include safety in addition to efficacy.  The Contractor should consider evaluation of clinical relevant safety markers in the pivotal and non-pivotal, non-clinical studies.  In preparation for clinical trials of licensed or not yet licensed products, it is imperative that BARDA- sponsored studies of any type measure the risk and safety parameters that are elicited and provide a safety profile from the studies for future human risk assessment.

BARDA will work with the Contractor on decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

The Contractor shall inform CO and COR of any upcoming site visits and/or audits of CRO facilities funded under this effort.  BARDA reserves the right to accompany the Contractor on site visits and/or audits of CRO’s as BARDA deems necessary, provided reasonable prior notice is given to the Contractor.

b.BARDA Review Process before Non-Clinical study Execution Begins

BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to ensure that mechanisms and procedures are in place to protect the safety and welfare of animals used in BARDA-funded non-clinical trials.  Therefore, before study execution, the Contractor must provide the following (as applicable) for review and comment by Government:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

•

IACUC approved (signed) non-clinical research protocol identified by version number, date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria.

•	For non-pivotal mouse studies, the Contractor will provide an annual animal care and use protocol.
•	Documentation of IACUC approval, including OLAW federal wide number, IACUC registration number, and IACUC name.
•	Contractor should reduce the number of animals required for a study using power of statistics.
•	Plans for the management of side effects, rules for interventions and euthanasia criteria.
•	Procedures for assessing and collecting safety data were appropriate.
•

If a study is contracted through Contract Research Organizations (CROs), work orders and service agreements the Contractor shall assure an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

•

Documentation that the Contractor and all required staff responsible for the conduct of the research have received training in the protection and handling of animals, or that the CRO has the required documentation.

•

Purchasing of animals and/or other supplies for non-clinical studies funded in part or in whole by BARDA requires written approval by the Contracting Officer in accordance with the contract.  The Contractor must have the ability to return/re-sell animals, at purchase price, to distributor or a third part, in the event that the Contracting Officer Authorization is not granted.

•	Provide justification for whether studies require good laboratory practice (GLP) conditions.
•	Provide justification for whether studies will be classified as non-pivotal or pivotal studies.

Documentation of each of the above items shall be submitted to the CO and COR for evaluation and comment in conjunction with the protocol.  Execution of non-clinical studies requires written authorization from the Contracting Officer in accordance with this section of the contract.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

c.References

Public Health Service Policy on Humane Care and Use of Laboratory Animals: http://grants.nih.gov/grants/olaw/InvestigatorsNeed2Know.pdf

USDA Animal Welfare Act:

http://awic.nal.usda.gov/nal_display/index.php?info_center=3&tax_level=3&tax_subject=182&topic_id=1118&level3_id=6735&level4_id=0&level5_id=0&placement_default=0

2.	Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Government and the Contractor; they apply to all grants and contracts that involve clinical research.

Draft protocols for each clinical study will be submitted to the CO and the COR for evaluation and comment.  CO/COR comments will be addressed and/or incorporated into the draft protocol prior to submission to the FDA for comment, if required.

BARDA shall have unlimited rights to all protocols, data generated from the execution of these protocols, and final reports, funded by BARDA under this contract, as defined in Rights in Data Clause in FAR 52.227-14.  BARDA reserves the right to request that the Contractor provide any contract deliverable funded under this contract without any restrictive legends to ensure BARDA has the ability to review and distribute the deliverables, as BARDA deems necessary.

a.Safety and Monitoring Issues

i.	Institutional Review Board or Independent Ethics Committee Approval

Before initiating enrollment of subjects then with the annual progress report, the Contractor must submit to the CO and COR a copy of the current IRB-or IEC-approved informed consent document, documentation of continuing review and approval and the OHRP federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol.  They must also provide the CO and the COR initial and annual documentation of continuing review and approval, including the current approved informed consent document and federal wide assurance number.

The Contractor must ensure that the application as well as all protocols are reviewed by their IRB or IEC or that of the CRO to which the contractor assigns the responsibility.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide the CO and the COR copies of documents related to all major changes in the status of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.
•	All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.
•	Termination or temporary suspension of patient accrual.
•	Termination or temporary suspension of the protocol.
•	Any change in IRB approval.
•	Any other problems or issues that could affect the participants in the studies.

The Contractor must notify BARDA through the COR and CO of any of the above changes within five (5) working days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any.  See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii.	Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers.

Independent monitoring can take a variety of forms.  Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well.  The Contractor shall inform the CO and COR of any upcoming site visits and/or audits of CRO facilities funded under this effort.  The CO and COR reserves the right to accompany the Contractor on site visits and/or audits of CROs as the Government deems necessary.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research and not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests.  For examples, the risk of drawing a small

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

amount of blood from a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.1021).

Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts.  Discussions with the responsible BARDA Project Officer regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following:

▪

Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

▪	Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study.
▪

Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination.  The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB.  All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well.  Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by BARDA before enrollment starts.  The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this.  The Contractor will share conflict of interest reports with BARDA.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the CO and COR within thirty (30) days of reviews or meetings.

iii.

BARDA Protocol Review Process Before Patient Enrollment Begins  BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials.  Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place at each participating institution, prior to patient accrual or enrollment:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

•	IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.
•	Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name.
•	IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid.
•	Plans for the management of side effects.
•	Procedures for assessing and reporting adverse events.
•	Plans for data and safety monitoring (see above) and monitoring of the clinical study site, pharmacy, and laboratory.
•	Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

Documentation to demonstrate that each of the above items are in place shall be submitted to the CO and COR for evaluation and comment in conjunction with the protocol.  Execution of clinical studies requires written authorization from the CO and COR in accordance with this section of this contract.

iv.

Investigational New drug or Investigational Device Exemption Requirements  Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA.  If the proposed clinical trial will be performed under an IND or IDE, the Contractor must provide the CO and COR with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from FDA, and the written responses to those comments.

Unless FDA notifies Contractor otherwise, The Contractor must wait thirty (30) calendar days from FDA receipt of an initial IND or IDE application before initiating a clinical trial.

The Contractor must notify the CO and COR if the FDA places the study on clinical hold and provide the CO and COR any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted.  The Contractor must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold.  The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

v.	Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible COR as follows:

i.	Expedited safety report of unexpected or life-threatening experience or death:

A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven (7) days after the IND sponsor’s receipt of the information, must be submitted to the COR within 24 hours of FDA notification.

ii.	Expedited safety reports of serious and unexpected adverse experiences:

A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than 15 days after the IND sponsor’s receipt of the information, must be submitted to the COR within 24 hours of FDA notification.  For medical devices, adverse events should be reported under the MedWatch (MDR) program with reporting timelines of 5 days for serious adverse events or 30 days for reportable events.

iii.	IDE reports of unanticipated adverse device effect:

A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the COR within 24 hours of FDA notification.

iv.	Expedited safety reports:

Sent to the COR concurrently with the report to FDA.

v.	Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to the CO and COR annually.

In case of problems or issues, the COR will contact the Contractor within ten (10) business days by email or fax, followed within thirty (30) calendar days by an official letter to the Contractor’s Project Manager, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

vi.	Safety reporting for research not performed under an IND or IDE.

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the COR and the Contractor.

ARTICLE H.2.  PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (December 2015)

a.

The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current federal wide Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services.  The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b.

The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible.  The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract.  The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the USG.  The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c.

If at any time during the performance of this contract, the CO determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the CO may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance.  The CO may communicate the notice of suspension by telephone with confirmation in writing.  If the Contractor fails to complete corrective action within the period of time designated in the CO’s written notice of suspension, the CO may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Human Subject Assurances.

ARTICLE H.3.  HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects.  This restriction applies to all collaborating sites without OHRP- approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required.  The human subject certification can be met by submission of a self-designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.4.  RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2.  Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts (“Guide”) Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.5.  CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5 (October 2009)

a.

Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C.  2136 and 9 CFR sections 2.25 through 2.28.  The Contractor shall furnish evidence of the registration to the Contracting Officer.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

b.

The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

c.

The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-4).  In case of conflict between standards, the more stringent standard shall govern.

d.

If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance.  Notice of the suspension may be communicated by telephone and confirmed in writing.  If the Contractor fails to complete corrective action within the period of time designated in the CO’s written notice of suspension, the CO may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located.  The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/animal_welfare).

ARTICLE H.6.  ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals.  This policy may be accessed at: http://grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.7.  INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U.S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes.  USDA is responsible for the enforcement of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm.  An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U.S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A)http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects.  Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request.  Those that meet the high standards are given the accredited status.  As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC.  While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable.  AAALAC uses the Guide as their primary evaluation tool.  They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching.  It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.8.  REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF VERTEBRATE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS.  The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities.  Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.” This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program.  This Policy does not affect applicable State or local laws or regulations that impose more

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

stringent standards for the care and use of laboratory animals.  All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals.  These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/OLAW/olaw.htm

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy.  Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy.  No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy.  Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met.  Foreign applicant organizations are not required to submit IACUC approval, but should provide information that is satisfactory to the USG to provide assurances for the humane care of such animals.

ARTICLE H.9.  APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the Contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW).  Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the Contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28.  Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.10.  REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs should report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline.  The toll free number is

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1-800-HHS-TIPS (1-800-447-8477).  All telephone calls will be handled confidentially.  The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.11.  PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to EO13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism.  It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws.  This clause must be included in all subcontracts issued under this contract.

ARTICLE H.12.  IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS).  DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract.  The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.13.  EXPORT CONTROL NOTIFICATION

Contractors are responsible for ensuring compliance with all export control laws and regulations that may be applicable to the export of and foreign access to their proposed technologies.  Contractors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

ARTICLE H.14.  CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR 2.101 and Subpart 9.5, and that the Contractor has disclosed all such relevant information.  Prior to commencement of any work, the Contractor agrees to notify the CO promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have.  In emergency situations, however, work may begin but notification shall be made within five (5)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

working days.  The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the CO.  This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the CO, to avoid, mitigate, or neutralize the actual or potential conflict of interest.  The Contractor shall continue performance until notified by the CO of any contrary action to be taken.  Remedies include termination of this contract for convenience, in whole or in part, if the CO deems such termination necessary to avoid an organizational conflict of interest.  If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the CO, the USG may terminate the contract for default, debar the Contractor from USG contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.15.  INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under BARDA contracts, or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest.

If the failure of an Investigator to comply with an Institution’s financial conflicts of interest policy or a financial conflict of interest management plan appears to have biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the CO of the corrective action taken or to be taken.  The CO will consider the situation and, as necessary, take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the BARDA-funded research project.

The CO and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Contractor’s review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Contractor’s determination of a financial conflict of interests.  The CO may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the CO may decide that a particular financial conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with 45 CFR Part 94.  The issuance of a Stop Work Order by the CO may be necessary until the matter is resolved.

If the CO determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

conducted, or reported by an Investigator with a financial conflict of interest that was not disclosed managed or reported the Contractor shall require the Investigator involved to disclose the financial conflict of interest in each public presentation of the results of the research and to request an addendum to previously published presentations.

ARTICLE H.16.  NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.17.  RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

ARTICLE H.18.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.19.  DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.20.  CONFIDENTIALITY OF INFORMATION

a.

Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.

The CO and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the USG will furnish to the Contractor or that the Contractor is expected to generate which is confidential and providing further that the Government is not entitled to unlimited rights to that information pursuant to FAR 52.227-14. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.
c.

If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.	Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e.

Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.	The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ARTICLE H.21.  ACCESS TO DOCUMENTATION/DATA

The USG shall have physical and electronic access to all documentation and data generated under this contract, including: all data documenting Contractor performance; all data generated; all communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, milestone completion documents, and all Offeror commitments and responses. Contractor shall provide the USG with an electronic copy of all correspondence and submissions to the FDA within 5 business days of receipt. The USG shall acquire unlimited rights to all data funded or furnished under this contract in accordance with FAR Subpart 27.4 and FAR Clause 52.227-14.

ARTICLE H.22.  EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment), all microcomputers, including personal computers, monitors, and printers that are purchased using USG funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

ARTICLE H.23.  ACKNOWLEDGMENT OF FEDERAL FUNDING

Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

Publication and Publicity

No information related to data obtained under this contract shall be released or publicized without providing the CO and COR with at least thirty (30) days advanced notice and an opportunity to review the proposed release or publication.

Contract support shall be acknowledged in all such publications substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201800015C.”

A.	Press Releases

Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. With the exception of ad-hoc press releases required by applicable law or regulations, the Contractor shall ensure that the COR has received an advance copy of any press release related to the contract not less than two (2) business days prior to the issuance of the press release.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201800015C.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE H.24.  PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (December 2015)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United States Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.203-70 “Anti-Lobbying”, the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive- legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

ARTICLE H.25.  PRIVACY ACT APPLICABILITY

Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the USG.  The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act.  A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at http://www.gpoaccess.gov/cfr/index.html

The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

ARTICLE H.26.  LABORATORY LICENSE REQUIREMENTS

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) (42 U.S.C. 263a and 42 CFR Part 493). This requirement shall also be included in any subcontract for services under the contract.

ARTICLE H.27.  QUALITY ASSURANCE (QA) AUDIT REPORTS

BARDA reserves the right to participate in QA audits as related to activities funded under this contract. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to the CO and COR. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

•	Contractor shall notify CO and COR of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.
•	Contractor shall notify the COR and CO within five (5) business days of report completion.

ARTICLE H.28.  BARDA AUDITS

Contractor shall accommodate periodic or reasonable ad hoc site visits during normal business hours by the USG with forty-eight (48) hours advance notice. If the USG, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the USG.

•	If issues are identified during the audit, Contractor shall submit a report to the CO and COR detailing the finding and corrective action(s) within 10 business days of the audit.
•	COR and CO will review the report and provide a response to the Contractor with ten (10) business days.
•	Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

ARTICLE H.29.  RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The Contractor shall not use contract funds to employ workers described in section 274A (h)(3) of the Immigration and National Act, which reads as follows:

“(3) Definition of unauthorized alien – As used in this section, the term ‘unauthorized alien’ with respect to the employment of an alien at a particular time, that the alien is not at that time either an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.30.  NOTIFICATION OF CRITICAL PROGRAMMATIC CONCERNS, RISKS, OR POTENTIAL RISKS

If any action occurs that creates a cause for critical programmatic concern, risk, or potential risk to BARDA or the Contractor an Incident Report shall be delivered to the CO and COR.

•	Within 48 hours of activity or incident or within 24 hours for a security related activity or incident, Contractor must notify the CO and COR.
•	Additional updates due to the COR and CO within 48 hours of additional developments.
•	Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by the CO and COR within 5 business days.

ARTICLE H.31. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL: http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.32.  DISSEMINATION OF INFORMATION (May 2004)

Other than scientific and technical articles for which the contractor can assert a copyright under FAR Clause 52.227-14 (c) no information related to data obtained under this contract shall be released or publicized without the prior written consent of the CO.  In the event that the contractor seeks to publicize data through a scientific or technical article, the contractor shall provide the CO and COR with a minimum of thirty (30) business days to review the article prior to publication.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://selectagents.gov

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE H.33.  MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 820) will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure.  If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the USG Project Officer, or fails to provide a remediation plan that is acceptable to the COR, then the contract may be terminated.

ARTICLE H.34  PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM ASPR FUNDED RESEARCH

All ASPR-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, of any peer-reviewed scientific publications resulting from research supported in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response. ASPR defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and ASPR. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at

http://www.phe.gov/Preparedness/planning/science/Pages/AccessPlan.aspx

ARTICLE H.35.  IN-PROCESS REVIEW

In Process Reviews (IPR) will be conducted at the discretion of the USG to discuss the progression of the milestones. The USG reserves the right to revise the milestones and budget pending the development of the project. Deliverables such as an overall project summary report and/or slides will be required when the IPRs are conducted. The Contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under SECTION F. Those deliverables will constitute the basis for the USG’s decision, at its sole discretion, to proceed with the work segment, or institute changes to the work segment, or terminate the work segment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IPRs may be scheduled at the discretion of the USG to discuss progression of the contract. The Contractor shall provide a presentation following a prescribed template which will be provided by the USG at least 30 business days prior to the IPR. Subsequently, the contractor will be requested to provide a revised/final presentation to the Contracting Officer at least 10 business days prior to the IPR.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1.  FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at: http://www.acquisition.gov/far. HHSAR clauses at http://www.hhs.gov/policies/hhsar/subpart352.html

General Clauses for Cost-Reimbursement Research and Development Contract

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions
52.203-3	Apr 1984	Gratuities
52.203-5	May 2014	Covenant Against Contingent Fees
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government
52.203-7	May 2014	Anti-Kickback Procedures
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-13	Oct 2015	Contractor Code of Business Ethics and Conduct
52.203-14	Oct 2015	Display of Hotline Poster(s)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights
52.204-4	May 2011	Printed or Copied Double-Sided on Recycled Paper
52.204-7	Oct 2016	System for Award Management
52.204-10	Oct 2016	Reporting Executive Compensation and First-Tier Subcontract Awards
52.204-13	Oct 2016	System for Award Management Maintenance

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

FAR CLAUSE NO.	DATE	TITLE
52.209-6	Oct 2015	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment
52.209-9	Jul 2013	Updates of Publicly Available Information Regarding Responsibility Matters
52.209-10	Nov 2015	Prohibition on Contracting With Inverted Domestic Corporations
52.210-1	Apr 2011	Market Research
52.215-2	Oct 2010	Audit and Records – Negotiation
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Aug 2011	Price Reduction for Defective Cost or Pricing Data
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data
52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
52.215-17	Oct 1997	Waiver of Facilities Capital Cost of Money
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 2010	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition threshold)
52.216-7	Jun 2013	Allowable Cost and Payment
52.216-12	Apr 1984	Cost Sharing Contract – No Fee
52.219-8	Nov 2016	Utilization of Small Business Concerns
52.222-2	Jul 1990	Payment for Overtime Premiums
52.222-3	Jun 2003	Convict Labor
52.222-21	Apr 2015	Prohibition of Segregated Facilities
52.222-26	Sept 2016	Equal Opportunity
52.222-35	Oct 2015	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

FAR CLAUSE NO.	DATE	TITLE
52.222-36	Jul 2014	Affirmative Action for Workers with Disabilities
52.222-37	Feb 2016	Employment Reports on Veterans
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act
52.222-50	Mar 2015	Combating Trafficking in Persons Alternate I
52.222-54	Oct 2015	Employment Eligibility Verification
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policy to Ban Text Messaging While Driving
52.224-1	April 1984	Privacy Act Notification
52.224-2	April 1984	Privacy Act
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-3	Apr 1984	Patent Indemnity
52.227-11	May 2014

Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	May 2014	Rights in Data-General

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

FAR CLAUSE NO.	DATE	TITLE
52.227-14- Alternate II	Dec 2007

Rights in Data – General, Alternate II.

Completed portion as follows:

Limited Rights Notice (Dec 2007)

(a)These data are submitted with limited rights under Government Contract No HHSO100201800015C. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

(i)Use (except for manufacture) by support service contractors.

(ii)Evaluation by nongovernment evaluators.

(b)This Notice shall be marked on any reproduction of these data, in whole or in part.

52.227-16	Jun 1987	Additional Data Requirements
52.230-2	Oct 2015	Cost Accounting Standards
52.230-6	June 2010	Administration of Cost Accounting Standards
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	May 2014	Interest
52.232-20	Apr 1984	Limitation of Cost
52.232-23	May 2014	Assignment of Claims
52.232-25	Jan 2017	Prompt Payment, Alternate I (Feb 2002)
52.232-33	July 2013	Payment by Electronic Funds Transfer—System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.232-40	Dec 2013	Providing Accelerated Payments to Small Business
52.233-1	May 2014	Disputes
52.233-2	Sept 2006	Service of Protest
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2014	Penalties for Unallowable Costs
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy
52.242-15	Aug 1989	Stop Work Order. Alt I (Aug 1984)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Oct 2010	Subcontracts, Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting
52.244-6	Jan 2017	Subcontracts for Commercial Items

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

FAR CLAUSE NO.	DATE	TITLE
52.245-1	Jan 2017	Government Property
52.245-9	Apr 2012	Use and Charges
52.246-9	Apr 1984	Inspection of Research and Development (Short Form)
52.246-23	Feb 1997	Limitation of Liability
52.247-63	Jun 2003	Preference for U.S.-Flag Air Carriers
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.251-1	Apr 2012	Government Supply Sources
52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.211-3	Dec 2015	Paperwork Reduction Act
352.203-70	Dec 2015	Anti-Lobbying
352.222-70	Dec 2015	Contractor Cooperation in Equal Employment Opportunity Investigations
352.223-70	Dec 2015	Safety and Health
352.224-70	Dec 2015	Privacy Act
352.227-70	Dec 2015	Publications and Publicity
352.231-70	Dec 2015	Salary Rate Limitation
352.233-71	Dec 2015	Litigation and Claims
352.237-75	Dec 2015	Key Personnel
352.270-4a	Dec 2015	Protection of Human Subjects
352.270-6	Dec 2015	Restriction on use of Human Subjects

ARTICLE I.2. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.
FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR Clause 52.217-8, Option to Extend Services (Nov 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

written notice to the Contractor within 30 days of the end of the current performance period.

FAR Clause 52.217-9, Option to Extend the Term of the Contract (Mar 2000)

(a)The Government may extend the term of this contract by written notice to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable milestone. The Government will provide the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

FAR 52.219-1 Small Business Program Representations (Oct 2014)

(1)	The North American Industry Classification System (NAICS) code for this acquisition is 541711.
(2)	The small business size standard is 500 employees.
(3)

The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

FAR Clause 52.219-28, Post-Award Small Business Program Representation (July 2013)

a.	Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

b.

If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall re-represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1)Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2)Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3)For long-term contracts--

(i)Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii)Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

c.

The Contractor shall represent its size status in accordance with the size standard in effect at the time of this re-representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.

d.	The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.
e.

Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

f.

If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

g.

If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

The Contractor represents that it [ X] is, [ ] is not a small business concern under NAICS Code 334516 assigned to contract number HHSO100201800015C.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work, dated 22 March 2018 ( 6 pages)
2.	Milestones/Deliverables Chart, dated 22 March 2018 (2 pages)
3.	Gantt Chart, dated 22 March 2018 (1 page)
4.	Invoice/Financial Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts (5 pages)
5.	Report of Government Owned, Contractor Held Property (1 page)

Located at: https://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/Govt-Owned-Prop.pdf

6.	Disclosure of Lobbying Activities (2 pages)
7.	Financial Report of Individual Project/Contract (1 Page)
8.	Instructions For Completing “Financial Report of Individual Project Contract” (3 pages)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference in this contract:

1)	Animal Research Assurance Identification Numbers: To be provided prior to study execution.
2)	Human Subjects Assurance Identification Numbers: To be provided prior to study execution.

End of Contract No: HHSO100201800015

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Attachment 1

Statement of Work

BARDA Broad Agency Announcement (BAA)

(Solicitation # BAA-16-100-SOL-00001)

Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear

Medical Countermeasures

(SPR994)

Topic Area of Interest No. (#3),

Contractual Statement of Work

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) BARDA CBRN BAA-16-100-SOL-00001.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of SPR994 as an oral therapy for use in adults to treat complicated urinary tract infections (cUTIs), including those caused by drug resistant bacteria. The scope of work for this contract includes administrative, biological, pre-clinical, clinical, and manufacturing development activities. The SPR994 Research and Development (R&D) effort will progress in specific stages that cover the base performance segment and two option segments that are broken down as discrete work segments as follows:

•	CLIN 1 (Base Period)
•	CLIN 2 (Option 1)
•	CLIN 3 (Option 2)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Outside the scope of the BARDA contract, Spero will collaborate with DTRA and BARDA to conduct [***].

1.0CLIN1 (Base period)

[***]

1.1	PROGRAM MANAGEMENT (WBS 1.1)

The Contractor shall provide for the following as outlined below and in the contract deliverables list:

1.1.1

The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities;

1.1.2

A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

1.1.3	Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management.
1.1.4	A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer. May be the PI or Project Manager.
1.1.5

Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.

1.1.6	Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.
1.1.7	Contract Review Meetings.
1.1.7.1

The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers.  Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.

1.1.7.2

The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress.  Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.

1.1.8	Integrated Master Schedule

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.1.8.1

Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment.  The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract.  Contractor shall include the key milestones and Go/No Go decision gates.  The IMS for the period of performance will be accepted by BARDA at the PMBR

1.1.9	Integrated Master Plan
1.1.10

Work Breakdown Structure:  The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact.  The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting.  The CWBS shall be discernable and consistent.  BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.

1.1.11

GO/ NO-GO Decision Gates:  The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project).  The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.

1.1.12	Earned Value Management System Plan: N/A. The Government has waived the requirement for an EVM plan on this contract.
1.1.13

Decision Gate Reporting:  On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

1.1.14

Risk Management Plan:  The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans.  This plan should reference relevant WBS elements where appropriate.  Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

1.1.15	Performance Measurement Baseline Review (PMBR): N/A. The Government has waived the requirement for an EVM monitoring on this contract.
1.1.16

Deviation Request:  During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report.  This report shall request a change in the agreed-upon IMS and timelines.  This report shall include:  (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.1.17	Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:
•	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;
•	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;
•	Updated IMS;
•	Updated Risk Management Plan (Every 3 months);
•	Three month rolling forecast of planned activities;
•	Progress of regulatory submissions;
•	Estimated and actual expenses;
1.1.18

Data Management:  The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data; Provide for the statistical design and analysis of data resulting from the research; Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

1.2	NON-CLINICAL DEVELOPMENT (WBS 1.2)

N/A

1.3	NON-CLINICAL EFFICACY (WBS 1.3)

[***]

1.4	CLINICAL STUDIES (WBS 1.4)

[***]

1.5	REGULATORY (WBS 1.5)

N/A

1.6	CMC (WBS 1.6)

[***]

2.0CLIN 2 (OPTION 1)

[***]

2.1PROGRAM MANAGEMENT (WBS 1.1)

Program management scope in CLIN 1 is consistent with the program management scope in each option year.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.2NON-CLINICAL DEVELOPMENT (WBS 1.2)

N/A

2.3NON-CLINICAL EFFICACY (WBS 1.3)

[***]

2.4CLINICAL STUDIES (WBS 1.4)

[***]

2.5REGULATORY (WBS 1.5)

N/A

2.6CMC (WBS 1.6)

[***]

3.0CLIN 3 (OPTION 2)

[***]

3.1PROGRAM MANAGEMENT (WBS 1.1)

Program management scope in CLIN 1 is consistent with the program management scope in each option year.

3.2NON-CLINICAL DEVELOPMENT (WBS 1.2)

N/A

3.3NON-CLINICAL EFFICACY (WBS 1.3)

N/A

3.4CLINICAL STUDIES (WBS 1.4)

[***]

3.5REGULATORY (WBS 1.5)

N/A

3.6CMC (WBS 1.6)

N/A

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Attachment 2

Milestone Number	GO/NO GO Project Milestone	Go Criteria	No-Go Criteria	Deliverable	SOW #	CLIN
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Attachment 4 - Invoice Reporting

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

INSTRUCTIONS FOR COST-REIMBURSEMENT TYPE CONTRACTS

Format:  Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request.  Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request.  DO NOT include a cover letter with the payment request.

Number of Copies:  Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section B of the Contract.

Frequency:  Payment requests should not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract unless otherwise instructed by the Contract Officer.  Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period:  Costs incurred must be within the contract performance period or covered by previously established pre contract cost provisions.

Billing of Costs Incurred:  If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall cite the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year:  Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency:  All contracts are expressed in United States dollars.  When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred.  Currency fluctuations may not be a basis of gain or loss to the Contractor.  Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval:  Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number.  In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification:  Each payment request shall be identified as either:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.
(b)

Completion Invoice:  The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later).  The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:  The Contractor shall furnish the information set forth in the instructions below.  The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section B and F of the Contract Schedule.
(b)

Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:  Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.  Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4.  The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract.  When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.
(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.
(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).
(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(g)

Total Estimated Cost of Contract/Order:  Insert the total estimated cost of the contract, exclusive of fixed-fee.  If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable).
(i)	Two-Way/Three-Way Match: Identify payment to be made using a three-way match.
(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in Section G of the Contract Schedule.
(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.
(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.
(m)

Amount Billed - Current Period:  Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)

Amount Billed - Cumulative:  Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)

(2)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

- hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

- hours or percentage of effort and cost by labor category from contract inception through the current billing period.  (NOTE:  The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(3)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.
(4)

Accountable Personal Property:  Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property).  Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested.  An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level.  Include reference to the following (as applicable):

- item number for the specific piece of equipment listed in the Property Schedule, and

- COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(5)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.
(6)	Premium Pay: List remuneration in excess of the basic hourly rate.
(7)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.
(8)

Travel:  Include domestic and foreign travel.  Foreign travel is travel outside of Canada, the United States and its territories and possessions.  However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country.  Foreign travel must be billed separately from domestic travel.

(9)	Subcontract Costs: List subcontractor(s) by name and amount billed. Cite applicable COA or notification.
(10)

Other:  List all other direct costs in total unless exceeding $1,000 in amount.  If over $1,000, list cost elements and dollar amounts separately.  If the contract contains restrictions on any cost element, that cost element must be listed separately.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.
(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.
(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.
(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.
(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.
(u)	Grand Totals
(v)

Certification of Salary Rate Limitation:  If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

(w)	Signature

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

Financial Reporting Instructions:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category:  Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated:  Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual:  Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current:  Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative:  Enter the cumulative amounts to date.

Column F - Cost at Completion:  Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Column G - Contract Amount:  Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under):  Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F.  This column need not be filled in when Column F is blank.  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications:  Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated:  An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G.  Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Designated Billing Office Name and Address:

DHHS/OS/ASPR/BARDA
Attn: Contracting Officer
330 Independence
Ave., S.W. Room G644
Washington, D.C. 20201

ABC CORPORATION
100 Main Street
Anywhere, USA Zip Code

(c) Invoice/Financing

(d) Request No.: Date

(e) Invoice Prepared:

(f) Contract No. and Order No. (if applicable): ____________

(g) Effective Date:

(h) Total Estimated Cost of

(i) Contract/Order: Total Fixed-

Fee (if applicable):

(j) Two-Way Match:

(k) Three-Way Match:

(l) This invoice/financing request represents reimbursable costs for the period from to

Expenditure Category* A	Cumulative		Amount Billed		Cost at Completion	Contract	Variance
	Negotiated B	Actual	(m) Current	(n) Cumulation			
(o) Direct Costs:							
(1) Direct Labor							
(2) Fringe Benefits							
(3) Accountable							
(4) Materials &							
(5) Premium Pay							
(6) Consultant Fees							
(7) Travel							
(8) Subcontracts							
(9) Other							
Total Direct Costs							
(p) Cost of Money							
(q) Indirect Costs							
(r) Fixed Fee							
(s) Total Amount Claimed							
(t) Adjustments							
(u) Grand Totals							

I certify that all payments are for appropriate purposes and in accordance with the contract.

______________________ ______________________

(Name of Official) (Title)

* Attach details as specified in the contract

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Attachment 5 - Government Property Report

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY

CONTRACTOR:	**CONTRACT NUMBER:**
ADDRESS:	**REPORT DATE:**
ADDRESS1:	
ADDRESS2:	**FISCAL YEAR:**
CITY:	
STATE:	
ZIP:	

CLASSIFICATION	**BEGINNING OF PERIOD**		**ADJUSTMENTS**			**END OF PERIOD**	
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND >=$25K							
LAND <$25K							
OTHER REAL >=$25K							
OTHER REAL <$25K							
PROPERTY UNDER CONST >=$25K							
PROPERTY UNDER CONST <$25K							
PLANT EQUIP >=$25K							
PLANT EQUIP <$25K							
SPECIAL TOOLING >=$25K							
SPECIAL TOOLING <$25K							
SPECIAL TEST EQUIP >=$25K							
SPECIAL TEST EQUIP <$25K							
AGENCY PECULIAR >=$25K							
AGENCY PECULIAR <$25K							
MATERIAL >=$25K (CUMULATIVE)							
PROPERTY UNDER MFR >=$25K							
PROPERTY UNDER MFR <$25K							

SIGNED BY:			
SIGNATURE		DATE SIGNED:	
NAME PRINTED		Email	
TITLE		TELEPHONE	

Report of Government Owned, Contractor Held Property (Rev 10/2014)

Attachment 6 - SFLLL

DISCLOSURE OF LOBBYING ACTIVITIES

Approved by OMB 0348-0046

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352
(See reverse for public burden disclosure.)

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:
☐ a. contract b. grant ☐ c. cooperative agreement d. loan e. loan guarantee f. loan insurance	☐ a. bid/offer/application b. initial award c. post-award	☐ a. initial filing b. material change **For Material Change Only:** year ________ quarter ________ date of last report ________

4. Name and Address of Reporting Entity: **Prime** **Subawardee** Tier________, *if known*: **Congressional District**, *if known*: 4c	**5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime:** **Congressional District**, *if known*:
6. Federal Department/Agency:	**7. Federal Program Name/Description:** CFDA Number, *if applicable*:
8. Federal Action Number, *if known*:	**9. Award Amount,** *if known*: $
10. a. Name and Address of Lobbying Registrant (*if individual, last name, first name, MI*):	**b. Individuals Performing Services** (*including address if different from No. 10a*) (*last name, first name, MI*):
11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.	Signature: ________________ Print Name: ________________ Title: ________________ Telephone No.: ________ Date: ________
Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

PRINT

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352.  The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action.  Complete all items that apply for both the initial filing and material change report.  Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.
2.	Identify the status of the covered Federal action.
3.

Identify the appropriate classification of this report.  If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred.  Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.

Enter the full name, address, city, State and zip code of the reporting entity.  Include Congressional District, if known.  Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or sub award recipient.  Identify the tier of the sub awardee, e.g., the first sub awardee of the prime is the 1st tier.  Sub awards include but are not limited to subcontracts, sub grants and contract awards under grants.

5.

If the organization filing the report in item 4 checks “Sub-awardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient.  Include Congressional District, if known.

6.

Enter the name of the Federal agency making the award or loan commitment.  Include at least one organizational level below agency name, if known.  For example, Department of Transportation, United States Coast Guard.

7.

Enter the Federal program name or description for the covered Federal action (item 1).  If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.

Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”
9.

For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.

(a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI).

11.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number.  The valid OMB control number for this information collection is OMB No. 0348-0046.  Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Attachment 7

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT Note: Complete this Form in Accordance with Accompanying Instructions.	Project Task:	Contract No.:	Date of Report:	0990-0134 0990-0131
	Reporting Period:	Contractor Name and Address:		

Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost--Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I - H)
	Negotiated	Actual							
A	B	C	D	E	F	G	H	I	J

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Attachment 8

INSTRUCTIONS FOR COMPLETING

“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

GENERAL INFORMATION

Purpose.  This Quarterly Financial Report is designed to: (1) provide a management tool for use by be BARDA in monitoring the application of financial and personnel resources to the BARDA contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope.  The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award.  The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address.  An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported.  However, the contract may provide for one of the copies to be sent directly to the Contracting Officer’s Technical Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary.  Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action).  Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report.  For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized.  Each contract will specify the categories to be reported.

(1)

Key Personnel.  Include key personnel regardless of annual salary rates.  All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract.  The listing must be kept up to date.

(2)	Personnel--Other. List as one amount unless otherwise required by the contract.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(3)

Fringe Benefits.  Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages.  If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category.  If a rate has not been established, the various fringe benefit costs may be required to be shown separately.  Fringe benefits which are included in the indirect cost rate should not be shown here.

(4)

Accountable Personal Property.  Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost.  Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted.  See “Contractor’s Guide for Control of Government Property.”

(5)	Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.
(6)	Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.
(7)	Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.
(8)

Travel.  Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses.  Travel for staff and consultants shall be shown separately.  Identify foreign and domestic travel separately.  If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9)	Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.
(10)	Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.
(11)	Subcontracts. List each subcontract by name and amount billed.
(12)	Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.
(13)	Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.
(14)	General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.
(15)	Fee. Cite the fee earned, if any.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(16)	Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

Column A--Expenditure Category.  Enter the expenditure categories required by the contract.

Column B--Percentage of Effort/Hours Negotiated.  Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C--Percentage of Effort/Hours-Actual.  Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D--Cumulative Incurred Cost at End of Prior Period.  Enter the cumulative incurred costs up to the end of the prior reporting period.  This column will be blank at the time of the submission of the initial report.

Column E--Incurred Cost-Current Period.  Enter the costs which were incurred during the current period.

Column F--Cumulative Incurred Cost to Date.  Enter the combined total of Columns D and E.

Column G--Estimated Cost to Complete.  Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Column H--Estimated Costs at Completion.  Complete only if an entry is made in Column G.

Column I--Negotiated Contract Amount.  Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J--Variance (Over or Under).  Complete only if an entry is made in Column H.  When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I).  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications.  List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated.  List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I.  Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.